VALIC COMPANY II

Supplement to the Statement of Additional Information dated January 1, 2011

Effective December 5, 2011, under the heading PORTFOLIO MANAGERS, under the section Other Accounts the chart is supplemented, for Capital Appreciation Fund, International Small Cap Equity Fund and Mid Cap Value Fund, with the following:

Fund	Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of August 31, 2011)*
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets (in $millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts	Total Assets (in $millions)

Capital Appreciation Fund	Boston Co.	Elizabeth Slover	7	$1,798.6	0	$0	5	$257.0
		David Sealy	7	$1,798.6	0	$0	5	$257.0
		Barry Mills	7	$1,798.6	0	$0	5	$257.0

International Small Cap Equity Fund	UBS Global	Vincent Willyard	4	$1,022	4	$415	19(1)	$1,160($422)

Mid Cap Value Fund	Robeco	Steven L. Pollack	1	$633	0	$0	4	$99
		Joseph F. Feeney, Jr.	1	$633	0	$0	4	$99

*	Information provided with respect to Mr. Willyard is as of September 30, 2011.

Date: November 15, 2011